UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2021 (November 5, 2021)

DOCGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39618	85-2515483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West 35th Street, Floor 5, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(844) 443-6246

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DCGO	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	DCGOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of DocGo Inc., a Delaware corporation (formerly known as Motion Acquisition Corp.) (prior to the Closing Date, “Motion” and after the Closing Date, “DocGo”), filed on November 12, 2021 (the “Original Report”), in which DocGo reported, among other events, the completion of the Merger (as defined in the Original Report) on November 5, 2021 (the “Closing Date”).

              In connection with the Closing, the registrant changed its name from Motion Acquisition Corp., to DocGo Inc. Unless the context otherwise requires, “DocGo,” “we,” “us,” and “our,” refer to the combined company following the Merger, together with its subsidiaries, “Motion” refers to the registrant prior to the closing of the Merger and “Ambulnz” refers to Ambulnz, Inc., together with its subsidiaries, prior to the Merger.

              This Amendment No. 1 includes (i) the unaudited condensed consolidated financial statements of Ambulnz as of and for the three and nine months ended September 30, 2021, (ii) Ambulnz’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and nine months ended September 30, 2021 and September 30, 2020, and (iii) the unaudited pro forma condensed combined balance sheet as of September 30, 2021 and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2021 and the year ended December 31, 2020.

              This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at DocGo or its subsidiaries, including Ambulnz, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Item 2.02.	Results of Operations and Financial Condition.

This Amendment No. 1 includes (i) the unaudited condensed consolidated financial statements of Ambulnz as of and for the three and nine months ended September 30, 2021, (ii) Ambulnz’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and nine months ended September 30, 2021 and September 30, 2020 and (iii) the unaudited pro forma condensed combined balance sheet as of September 30, 2021 and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2021 and the year ended December 31, 2020.

The information set forth under Item 9.01 of this Current Report on Form 8-K  is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements.

The unaudited condensed consolidated financial statements of Ambulnz as of and for the three and nine months ended September 30, 2021, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is Ambulnz’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and nine months ended September 30, 2021 and September 30, 2020.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2021 and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2021 and the year ended December 31, 2020, and the related notes thereto are attached as Exhibit 99.3 and are incorporated herein by reference

.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description

99.1	Unaudited condensed consolidated financial statements of Ambulnz as of and for the three and nine months ended September 30, 2021 and the year ended December 31, 2020.

99.2	Ambulnz’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Unaudited pro forma condensed combined balance sheet as of September 30, 2021 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2021 and the year ended December 31, 2020.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCGO INC.

By:	/s/ Andre Oberholzer
	Name:	Andre Oberholzer
	Title:	Chief Financial Officer

Date: November 15, 2021

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